Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2021	2020	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$14,208	$13,225	$983	7.4%
International Package	4,720	4,087	633	15.5%
Supply Chain Solutions(2)	4,256	3,926	330	8.4%
Total revenue	23,184	21,238	1,946	9.2%

Operating expenses:
U.S. Domestic Package	12,801	12,127	674	5.6%
International Package	3,669	3,121	548	17.6%
Supply Chain Solutions(2)	3,818	3,627	191	5.3%
Total operating expenses	20,288	18,875	1,413	7.5%

Operating profit:
U.S. Domestic Package	1,407	1,098	309	28.1%
International Package	1,051	966	85	8.8%
Supply Chain Solutions(2)	438	299	139	46.5%
Total operating profit	2,896	2,363	533	22.6%

Other income (expense):
Other pension income (expense)	285	327	(42)	(12.8)%
Investment income (expense) and other	(11)	11	(22)	(200.0)%
Interest expense	(177)	(176)	(1)	0.6%
Total other income (expense)	97	162	(65)	(40.1)%

Income before income taxes	2,993	2,525	468	18.5%

Income tax expense (benefit)	664	568	96	16.9%

Net income	$2,329	$1,957	$372	19.0%

Net income as a percentage of revenue	10.0%	9.2%

Per share amounts:
Basic earnings per share	$2.66	$2.25	$0.41	18.2%
Diluted earnings per share	$2.65	$2.24	$0.41	18.3%

Weighted-average shares outstanding:
Basic	875	868	7	0.8%
Diluted	879	872	7	0.8%

As Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$1,414	$1,133	$281	24.8%
International Package	1,108	972	136	14.0%
Supply Chain Solutions(2)	448	302	146	48.3%
Total operating profit	2,970	2,407	563	23.4%

Total other income (expense)	$97	$162	$(65)	(40.1)%
Income before income taxes	$3,067	$2,569	$498	19.4%
Net income	$2,383	$1,990	$393	19.7%

Basic earnings per share	$2.72	$2.29	$0.43	18.8%
Diluted earnings per share	$2.71	$2.28	$0.43	18.9%
(1) See Non-GAAP schedules for reconciliation of adjustments.
(2) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2021	2020	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,415	$2,098	$317	15.1%
Deferred	1,304	1,378	(74)	(5.4)%
Ground	10,489	9,749	740	7.6%
Total U.S. Domestic Package	14,208	13,225	983	7.4%
International Package:
Domestic	852	776	76	9.8%
Export	3,641	3,153	488	15.5%
Cargo and Other	227	158	69	43.7%
Total International Package	4,720	4,087	633	15.5%
Supply Chain Solutions(1):
Forwarding	2,625	1,753	872	49.7%
Logistics	1,158	1,040	118	11.3%
Freight	—	870	(870)	(100.0)%
Other	473	263	210	79.8%
Total Supply Chain Solutions(1)	4,256	3,926	330	8.4%
Consolidated	$23,184	$21,238	$1,946	9.2%

Consolidated volume (in millions)	1,497	1,550	(53)	(3.4)%

Operating weekdays	64	65	(1)	(1.5)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,949	1,915	34	1.8%
Deferred	1,501	1,657	(156)	(9.4)%
Ground	16,385	16,803	(418)	(2.5)%
Total U.S. Domestic Package	19,835	20,375	(540)	(2.7)%
International Package:
Domestic	1,851	1,806	45	2.5%
Export	1,695	1,674	21	1.3%
Total International Package	3,546	3,480	66	1.9%
Consolidated	23,381	23,855	(474)	(2.0)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$19.36	$16.85	$2.51	14.9%
Deferred	13.57	12.79	0.78	6.1%
Ground	10.00	8.93	1.07	12.0%
Total U.S. Domestic Package	11.19	9.99	1.20	12.0%
International Package:
Domestic	7.19	6.61	0.58	8.8%
Export	33.56	28.98	4.58	15.8%
Total International Package	19.80	17.37	2.43	14.0%
Consolidated	$12.50	$11.06	$1.44	13.0%
(1) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Operating Expenses - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2021	2020	Change	% Change
(in millions)
Compensation and benefits	$11,148	$11,077	$71	0.6%
Repairs and maintenance	619	576	43	7.5%
Depreciation and amortization	738	677	61	9.0%
Purchased transportation	4,638	3,937	701	17.8%
Fuel	950	618	332	53.7%
Other occupancy	384	376	8	2.1%
Other expenses	1,811	1,614	197	12.2%
Total operating expenses	$20,288	$18,875	$1,413	7.5%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2021	2020	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$42,620	$37,755	$4,865	12.9%
International Package	14,144	11,175	2,969	26.6%
Supply Chain Solutions(2)	12,752	10,802	1,950	18.1%
Total revenue	69,516	59,732	9,784	16.4%

Operating expenses:
U.S. Domestic Package	38,287	35,111	3,176	9.0%
International Package	10,824	8,887	1,937	21.8%
Supply Chain Solutions(2)	11,486	10,087	1,399	13.9%
Total operating expenses	60,597	54,085	6,512	12.0%

Operating profit (loss):
U.S. Domestic Package	4,333	2,644	1,689	63.9%
International Package	3,320	2,288	1,032	45.1%
Supply Chain Solutions(2)	1,266	715	551	77.1%
Total operating profit	8,919	5,647	3,272	57.9%

Other income (expense):
Other pension income (expense)	4,190	981	3,209	327.1%
Investment income (expense) and other	45	30	15	50.0%
Interest expense	(521)	(526)	5	(1.0)%
Total other income (expense)	3,714	485	3,229	N/M

Income before income taxes	12,633	6,132	6,501	106.0%

Income tax expense (benefit)	2,836	1,442	1,394	96.7%

Net income	$9,797	$4,690	$5,107	108.9%

Net income as a percentage of revenue	14.1%	7.9%

Per share amounts:
Basic earnings per share	$11.21	$5.42	$5.79	106.8%
Diluted earnings per share	$11.16	$5.39	$5.77	107.1%

Weighted-average shares outstanding:
Basic	874	866	8	0.9%
Diluted	878	870	8	0.9%

As Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$4,552	$2,749	$1,803	65.6%
International Package	3,389	2,372	1,017	42.9%
Supply Chain Solutions(2)	1,251	727	524	72.1%
Total operating profit	9,192	5,848	3,344	57.2%

Total other income (expense)	$424	$485	$(61)	(12.6)%
Income before income taxes	$9,616	$6,333	$3,283	51.8%
Net income	$7,500	$4,841	$2,659	54.9%

Basic earnings per share	$8.58	$5.59	$2.99	53.5%
Diluted earnings per share	$8.54	$5.56	$2.98	53.6%
(1) See Non-GAAP schedules for reconciliation of adjustments.
(2) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2021	2020	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$7,202	$6,137	$1,065	17.4%
Deferred	3,877	3,873	4	0.1%
Ground	31,541	27,745	3,796	13.7%
Total U.S. Domestic Package	42,620	37,755	4,865	12.9%
International Package:
Domestic	2,716	2,183	533	24.4%
Export	10,808	8,538	2,270	26.6%
Cargo and Other	620	454	166	36.6%
Total International Package	14,144	11,175	2,969	26.6%
Supply Chain Solutions(1):
Forwarding	7,006	4,897	2,109	43.1%
Logistics	3,424	2,862	562	19.6%
Freight	1,064	2,360	(1,296)	(54.9)%
Other	1,258	683	575	84.2%
Total Supply Chain Solutions(1)	12,752	10,802	1,950	18.1%
Consolidated	$69,516	$59,732	$9,784	16.4%

Consolidated volume (in millions)	4,569	4,466	103	2.3%

Operating weekdays	191	193	(2)	(1.0)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	2,010	1,888	122	6.5%
Deferred	1,532	1,617	(85)	(5.3)%
Ground	16,689	16,346	343	2.1%
Total U.S. Domestic Package	20,231	19,851	380	1.9%
International Package:
Domestic	1,943	1,746	197	11.3%
Export	1,746	1,545	201	13.0%
Total International Package	3,689	3,291	398	12.1%
Consolidated	23,920	23,142	778	3.4%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$18.76	$16.84	$1.92	11.4%
Deferred	13.25	12.41	0.84	6.8%
Ground	9.89	8.79	1.10	12.5%
Total U.S. Domestic Package	11.03	9.85	1.18	12.0%
International Package:
Domestic	7.32	6.48	0.84	13.0%
Export	32.41	28.63	3.78	13.2%
Total International Package	19.19	16.88	2.31	13.7%
Consolidated	$12.29	$10.85	$1.44	13.3%
(1) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Operating Expenses - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2021	2020	Change	% Change
(in millions)
Compensation and benefits	$33,958	$32,006	$1,952	6.1%
Repairs and maintenance	1,837	1,693	144	8.5%
Depreciation and amortization	2,199	1,986	213	10.7%
Purchased transportation	13,327	10,584	2,743	25.9%
Fuel	2,672	1,878	794	42.3%
Other occupancy	1,252	1,114	138	12.4%
Other expenses	5,352	4,824	528	10.9%
Total operating expenses	$60,597	$54,085	$6,512	12.0%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Consolidated Balance Sheets
September 30, 2021 (unaudited) and December 31, 2020

	September 30, 2021	December 31, 2020
(amounts in millions)

ASSETS
Current Assets:
Cash and cash equivalents	$10,212	$5,910
Marketable securities	348	406
Accounts receivables	10,602	10,888
Less: Allowance for credit losses	(128)	(138)
Accounts receivable, net	10,474	10,750
Assets held for sale	—	1,197
Other current assets	1,809	1,953
Total Current Assets	22,843	20,216
Property, Plant and Equipment, Net	32,859	32,254
Operating Lease Right-Of-Use Assets	3,460	3,073
Goodwill	3,332	3,367
Intangible Assets, Net	2,224	2,274
Investments and Restricted Cash	24	25
Deferred Income Tax Assets	181	527
Other Non-Current Assets	816	672
Total Assets	$65,739	$62,408

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$1,268	$2,623
Current maturities of operating leases	552	560
Accounts payable	6,445	6,455
Accrued wage and withholdings	3,805	3,569
Self-insurance reserves	1,093	1,085
Accrued group welfare and retirement plan contributions	957	927
Liabilities to be disposed of	—	347
Other current liabilities	1,352	1,450
Total Current Liabilities	15,472	17,016
Long-Term Debt and Finance Leases	20,838	22,031
Non-Current Operating Leases	2,938	2,540
Pension and Postretirement Benefit Obligations	7,672	15,817
Deferred Income Tax Liabilities	2,775	488
Other Non-Current Liabilities	3,987	3,847

Shareowners' Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	1,088	865
Retained earnings	13,973	6,896
Accumulated other comprehensive loss	(3,029)	(7,113)
Deferred compensation obligations	16	20
Less: Treasury stock	(16)	(20)
Total Equity for Controlling Interest	12,041	657
Noncontrolling interests	16	12
Total Shareowners' Equity	12,057	669
Total Liabilities and Sharewoners' Equity	$65,739	$62,408

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(unaudited)

(amounts in millions)	Nine Months Ended
	September 30,
	2021	2020
Cash Flows From Operating Activities:
Net income	$9,797	$4,690
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	2,199	1,986
Pension and postretirement benefit expense	(2,656)	481
Pension and postretirement benefit contributions	(331)	(1,307)
Self-insurance reserves	122	388
Deferred tax (benefit) expense	1,271	566
Stock compensation expense	700	508
Other (gains) losses	33	164
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	(21)	352
Other assets	256	391
Accounts payable	20	(450)
Accrued wages and withholdings	306	1,330
Other liabilities	65	120
Other operating activities	—	64
Net cash from operating activities	11,761	9,283

Cash Flows From Investing Activities:
Capital expenditures	(2,570)	(3,219)
Proceeds from disposal of businesses, property, plant and equipment	870	10
Purchases of marketable securities	(197)	(202)
Sales and maturities of marketable securities	257	309
Net change in finance receivables	28	24
Cash paid for business acquisitions, net of cash and cash equivalents acquired	(12)	(13)
Other investing activities	24	(15)
Net cash used in investing activities	(1,600)	(3,106)

Cash Flows From Financing Activities:
Net change in short-term debt	—	(1,924)
Proceeds from long-term borrowings	—	5,003
Repayments of long-term borrowings	(2,613)	(2,746)
Purchases of common stock	(500)	(224)
Issuances of common stock	196	214
Dividends	(2,578)	(2,528)
Other financing activities	(361)	(351)
Net cash used in financing activities	(5,856)	(2,556)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	(3)	(19)

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	4,302	3,602

Cash, Cash Equivalents and Restricted Cash:
Beginning of period	5,910	5,238
End of period	$10,212	$8,840

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of Free Cash Flow (Non-GAAP measure)
(unaudited)

(amounts in millions)	Nine Months Ended
	September 30,
	2021	2020
Cash flows from operating activities	$11,761	$9,283
Capital expenditures	(2,570)	(3,219)
Proceeds from disposals of PP&E	22	10
Net change in finance receivables	28	24
Other investing activities	24	(15)
Free Cash Flow (Non-GAAP measure)	$9,265	$6,083

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(unaudited)

	Three Months Ended September 30,
(in millions, except per share amounts)	2021			2020
	As Reported (GAAP)	Transformation & Other Adj.(1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Transformation & Other Adj.(2)	As Adjusted (Non-GAAP)

U.S. Domestic Package	$1,407	$7	1,414	$1,098	$35	$1,133
International Package	1,051	57	1,108	966	6	972
Supply Chain Solutions(3)	438	10	448	299	3	302
Operating profit	2,896	74	2,970	2,363	44	2,407
Other Income and (Expense):
Other pension income (expense)	285	—	285	327	—	327
Investment income (expense) and other	(11)	—	(11)	11	—	11
Interest expense	(177)	—	(177)	(176)	—	(176)
Total Other Income (Expense)	$97	$—	$97	$162	$—	$162
Income Before Income Taxes	2,993	74	3,067	2,525	44	2,569
Income Tax Expense	664	20	684	568	11	579
Net Income	$2,329	$54	$2,383	$1,957	$33	$1,990

Basic Earnings Per Share	$2.66	$0.06	$2.72	$2.25	$0.04	$2.29

Diluted Earnings Per Share	$2.65	$0.06	$2.71	$2.24	$0.04	$2.28

Weighted-average shares outstanding:
Basic	875			868
Diluted	879			872

(1) Transformation & Other of $74 million reflects other employee benefits costs of $33 million and other costs of $41 million.

(2) Transformation & Other of $44 million reflects other employee benefits costs of $18 million and other costs of $26 million.

(3) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(unaudited)

	Nine Months Ended September 30,
(in millions, except per share amounts)	2021				2020
	As Reported (GAAP)	Pension MTM Adj(1).	Transformation & Other Adj.(2)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Transformation & Other Adj.(3)	As Adjusted (Non-GAAP)

U.S. Domestic Package	$4,333	$—	219	$4,552	$2,644	$105	$2,749
International Package	3,320	—	69	3,389	2,288	84	2,372
Supply Chain Solutions(4)	1,266	—	(15)	1,251	715	12	727
Operating profit	8,919	—	273	9,192	5,647	201	5,848
Other Income and (Expense):
Other pension income (expense)	4,190	(3,290)	—	900	981	—	981
Investment income (expense) and other	45	—	—	45	30	—	30
Interest expense	(521)	—	—	(521)	(526)	—	(526)
Total Other Income (Expense)	$3,714	$(3,290)	$—	$424	$485	$—	$485
Income Before Income Taxes	12,633	(3,290)	273	9,616	6,132	201	6,333
Income Tax Expense	2,836	(788)	68	2,116	1,442	50	1492
Net Income	$9,797	$(2,502)	$205	$7,500	$4,690	$151	$4,841

Basic Earnings Per Share	$11.21	$(2.86)	$0.23	$8.58	$5.42	$0.17	$5.59

Diluted Earnings Per Share	$11.16	$(2.85)	$0.23	$8.54	$5.39	$0.17	$5.56

Weighted-average shares outstanding:
Basic	874				866
Diluted	878				870

(1) Represents a mark-to-market gain recognized outside of a 10% corridor to the UPS IBT Pension Plan

(2) Transformation & Other of $273 million reflects a gain on the divestiture of UPS Freight of $101 million net of previously-recognized valuation allowance of $66 million, other employee benefits costs of $164 million and other costs of $144 million.

(3) Transformation & Other of $201 million reflects other employee benefits costs of $111 million and other costs of $90 million.

(4) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency - Third Quarter
(unaudited)

Currency Neutral Revenue Per Piece, Revenue and As Adjusted Operating Profit

	Three Months Ended				Currency
	September 30				Neutral
	2021	2020	% Change	Currency	2021 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$7.19	$6.61	8.8%	$(0.16)	$7.03	6.4%
Export	33.56	28.98	15.8%	(0.36)	33.20	14.6%
Total International Package	$19.80	$17.37	14.0%	$(0.26)	$19.54	12.5%

Consolidated	$12.50	$11.06	13.0%	$(0.04)	$12.46	12.7%

	Three Months Ended				Currency
	September 30				Neutral
	2021	2020	% Change	Currency	2021(1)	% Change
Revenue (in millions):
U.S. Domestic Package	$14,208	$13,225	7.4%	$—	$14,208	7.4%
International Package	4,720	4,087	15.5%	(58)	4,662	14.1%
Supply Chain Solutions(3)	4,256	3,926	8.4%	(12)	4,244	8.1%
Total revenue	$23,184	$21,238	9.2%	$(70)	$23,114	8.8%

	Three Months Ended				Currency
	September 30				Neutral
	2021	2020	% Change	Currency	2021(1)	% Change
As-Adjusted Operating Profit (in millions)(2):
U.S. Domestic Package	$1,414	$1,133	24.8%	$—	$1,414	24.8%
International Package	1,108	972	14.0%	(20)	1,088	11.9%
Supply Chain Solutions(3)	448	302	48.3%	17	465	54.0%
Total operating profit	$2,970	$2,407	23.4%	$(3)	$2,967	23.3%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences

(2) Amounts adjusted for transformation & other

(3) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency - Year to Date
(unaudited)

Currency Neutral Revenue Per Piece, Revenue and As Adjusted Operating Profit

	Nine Months Ended				Currency
	September 30				Neutral
	2021	2020	% Change	Currency	2021 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$7.32	$6.48	13.0%	$(0.43)	$6.89	6.3%
Export	32.41	28.63	13.2%	(0.86)	31.55	10.2%
Total International Package	$19.19	$16.88	13.7%	$(0.63)	$18.56	10.0%

Consolidated	$12.29	$10.85	13.3%	$(0.10)	$12.19	12.4%

	Nine Months Ended				Currency
	September 30				Neutral
	2021	2020	% Change	Currency	2021(1)	% Change
Revenue (in millions):
U.S. Domestic Package	$42,620	$37,755	12.9%	$—	$42,620	12.9%
International Package	14,144	11,175	26.6%	(452)	13,692	22.5%
Supply Chain Solutions(3)	12,752	10,802	18.1%	(121)	12,631	16.9%
Total revenue	$69,516	$59,732	16.4%	$(573)	$68,943	15.4%

	Nine Months Ended				Currency
	September 30				Neutral
	2021	2020	% Change	Currency	2021(1)	% Change
As-Adjusted Operating Profit (in millions)(2):
U.S. Domestic Package	$4,552	$2,749	65.6%	$—	$4,552	65.6%
International Package	3,389	2,372	42.9%	(101)	3,288	38.6%
Supply Chain Solutions(3)	1,251	727	72.1%	25	1,276	75.5%
Total operating profit	$9,192	$5,848	57.2%	$(76)	$9,116	55.9%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences

(2) Amounts adjusted for transformation & other

(3) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Aircraft Fleet - As of September 30, 2021
(unaudited)

Description	Owned and Finance Leases	Operating Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	70	—	2	—
Boeing 767-300BCF	4	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11	42	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	24	—	4	—
Other	—	298	—	—
Total	284	298	6	—

Certain prior year amounts have been reclassified to conform to the current year presentation.